UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 20, 2020

Primo Water Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34850	82-1161432
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 North Cherry Street

Suite 501

Winston-Salem, NC 27101

(Address of principal executive offices)(Zip Code)

(Registrant’s telephone number, including area code): 336-331-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PRMW	The Nasdaq Stock Market LLC

Item 2.02	Results of Operations and Financial Condition.

Primo Water Corporation (“Primo” or the “Company”) is disclosing certain preliminary unaudited financial results for the three months and fiscal year ended December 31, 2019.

Selected Preliminary Unaudited Financial Information:

	Three Months Ended December 31,		Years Ended December 31,
	2019	2018	2019	2018
	(Unaudited; dollars in thousands)
Segment net sales:
Refill	$40,761	$40,454	$165,837	$174,996
Exchange	22,051	18,296	86,641	78,072
Dispensers	17,586	12,131	64,194	49,044

	$80,398	$70,881	$316,672	$302,112

Segment gross margin:
Refill	32.2%	31.1%	31.4%	32.7%
Exchange	28.3%	30.4%	29.9%	31.4%
Dispensers	2.8%	13.9%	5.9%	9.8%

Total gross margin	24.7%	28.0%	25.8%	28.7%

Net income (loss)	$470	$1,730	$2,692	$(54,847)
Adjusted EBITDA	$12,780	$11,808	$51,306	$55,378

Three Months Ended December 31, 2019 Compared to Three Months Ended December 31, 2018

Net sales. Net sales increased 13.4% to $80.4 million for the three months ended December 31, 2019 from $70.9 million for the three months ended December 31, 2018. The change was primarily due to increases in sales for Dispensers and Exchange. Net sales adjusted for the June 2019 sale of the Ice Assets (“Adjusted Net Sales”) increased 15.4%. See the Adjusted Net Sales table below.

Refill. Refill net sales increased 0.8% to $40.8 million for the three months ended December 31, 2019. Adjusted Net Sales for Refill, which excludes the impact of the sale of the Ice Assets, increased 3.9%, due primarily to a 2.0% increase in five-gallon equivalent units to 22.6 million. See the Adjusted Net Sales for Refill table below.

Exchange. Exchange net sales increased 20.5% to $22.1 million for the three months ended December 31, 2019. Exchange sales growth was driven by the increase in U.S. same-store units of 20.5%. Five-gallon equivalent units for Exchange increased 23.3% to 4.8 million units for the three months ended December 31, 2019. The increase in Exchange sales and units was aided by an increase in the number of locations and by the consumer focused promotional efforts, including instantly redeemable coupons for free water with the purchase of a dispenser and new display and in-store signage.

Dispensers. Dispensers net sales increased 45.0% to $17.6 million for the three months ended December 31, 2019 due to growth in consumer demand and retailer orders related to certain fourth quarter promotional activities. Consumer demand, which the Company measures as the dispenser unit sales to end consumers, increased 56.6% to a record 248,000 units for the three months ended December 31, 2019.

Gross margin percentage. The overall gross margin percentage was 24.7% for the three months ended December 31, 2019, below the 28.0% for the three months ended December 31, 2018, primarily due to a shift in sales mix towards Dispensers and lower gross margin percentages in Exchange.

Refill. Gross margin as a percentage of net sales for Refill improved to 32.2% for the three months ended December 31, 2019 from 31.1% for the three months ended December 31, 2018, primarily due to an increase of 2.0% in five-gallon equivalent units to 22.6 million, which drove a higher gross margin percentage due to the fixed nature of certain costs in Refill.

Exchange. Gross margin as a percentage of net sales for Exchange was 28.3% for the three months ended December 31, 2019, compared to 30.4% for the three months ended December 31, 2018. The decrease was primarily due to increased costs associated with consumer-focused promotional efforts, including the instantly redeemable coupons for free water with the purchase of a dispenser, as well as a change in product and retailer mix compared to the prior year.

Dispensers. Gross margin as a percentage of net sales for Dispensers decreased to 2.8% for the three months ended December 31, 2019 from 13.9% for the three months ended December 31, 2018, primarily due to a shift in product and customer mix, as well as the benefit associated with Tariff exclusion received in the prior period.

Year Ended December 31, 2019 Compared to Year Ended December 31, 2018

Net sales. Net sales increased 4.8% to $316.7 million for 2019 from $302.1 million for 2018. The change was primarily due to increases in sales for Dispensers and Exchange. Net sales adjusted for the June 2019 sale of the Ice Assets (“Adjusted Net Sales”) increased 6.7%. See the Adjusted Net Sales table below.

Refill. Refill net sales decreased 5.2% to $165.8 million for 2019. Adjusted Net Sales for Refill, which excludes the impact of the sale of the Ice Assets, decreased 2.4%, due primarily to a 5.6% decrease in five-gallon equivalent units to 90.8 million. See the Adjusted Net Sales for Refill table below.

Exchange. Exchange net sales increased 11.0% to $86.6 million for 2019, driven by the increase in U.S. same-store units of 16.5%. Five-gallon equivalent units for Exchange increased 13.9% to 18.5 million units for 2019. The increase in Exchange sales and units was aided by an increase in the number of locations and by the consumer focused promotional efforts, including instantly redeemable coupons for free water with the purchase of a dispenser and new display and in-store signage.

Dispensers. Dispensers net sales increased 30.9% to $64.2 million for 2019 due to growth in consumer demand and retailer orders driven by certain promotional activities. Consumer demand, which the Company measures as the dispenser unit sales to end consumers, increased 22.2% to a record 887,000 units for 2019.

Gross margin percentage. The overall gross margin percentage was 25.8% for 2019, below the 28.7% for 2018, primarily due to a shift in sales mix towards Dispensers and lower gross margin percentages in Refill and Exchange.

Refill. Gross margin as a percentage of net sales for Refill was 31.4% for 2019 compared to 32.7% for 2018. The decrease was primarily due to lower net sales for Refill, which drove a lower gross margin percentage due to the fixed nature of certain costs in Refill, as well as incremental operating costs related to addressing machine downtime.

Exchange. Gross margin as a percentage of net sales for Exchange was 29.9% for 2019, compared to 31.4% for 2018. The decrease was primarily due to increased costs associated with consumer-focused promotional efforts, including the instantly redeemable coupons for free water with the purchase of a dispenser, as well as a change in product and retailer mix compared to the prior year.

Dispensers. Gross margin as a percentage of net sales for Dispensers decreased to 5.9% for 2019 from 9.8% for 2018, primarily due to a shift in product and customer mix.

The above information is preliminary and subject to completion, including the completion of customary financial statement closing and review procedures for the three months and fiscal year ended December 31, 2019. As a result, the preliminary results set forth above reflect the Company’s preliminary estimate with respect to such information, based on information currently available to management, and may vary from the Company’s actual financial results as of and for the three months and year ended December 31, 2019. Further, these preliminary estimates are not a comprehensive statement or estimate of the Company’s financial results or financial condition as of and for the three months and year ended December 31, 2019. These preliminary estimates should not be viewed as a substitute for financial statements prepared in accordance with U.S. GAAP and they are not necessarily indicative of the results to be achieved in any future period. Accordingly, you should not place undue reliance on these preliminary estimates.

These preliminary estimates, which are the responsibility of the Company’s management, were prepared by the Company’s management and are based upon a number of assumptions. Additional items that may require adjustments to these preliminary estimates may be identified and could result in material changes to these preliminary estimates. Preliminary estimates of results are inherently uncertain and the Company undertakes no obligation to update this information. BDO USA, LLP (“BDO”), the Company’s independent registered public accounting firm, has not audited, reviewed, compiled or performed any procedures with respect to this preliminary financial information. Accordingly, BDO does not express an opinion or provide any form of assurance with respect thereto.

Additional Information and Where to Find It

This communication relates to a pending business combination between Cott and Primo. Cott commenced an exchange offer for the outstanding shares of Primo on January 28, 2020. This communication is for informational purposes only and does not constitute an offer to purchase or a solicitation of an offer to sell shares, nor is it a substitute for any offer materials that the parties will file with the U.S. Securities and Exchange Commission (the “SEC”). At the time the exchange offer was commenced, Cott and its acquisition subsidiary filed an exchange offer statement on Schedule TO, Cott filed a registration statement on Form S-4 and Primo filed a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the exchange offer. Each of Cott and Primo also plan to file other relevant documents with the SEC regarding the proposed transaction. THE EXCHANGE OFFER MATERIALS (INCLUDING THE OFFER TO EXCHANGE, THE RELATED LETTER OF ELECTION AND TRANSMITTAL AND CERTAIN OTHER EXCHANGE OFFER DOCUMENTS), THE SOLICITATION / RECOMMENDATION STATEMENT AND OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO ANY OF THE FOREGOING DOCUMENTS, CONTAIN IMPORTANT INFORMATION. PRIMO STOCKHOLDERS ARE URGED TO READ THESE DOCUMENTS CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF PRIMO SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING EXCHANGING THEIR SECURITIES. The Solicitation/Recommendation Statement, the Offer to Exchange, the related Letter of Election and Transmittal and certain other exchange offer documents are available to all of Primo’s stockholders at no expense to them. The exchange offer materials and the Solicitation/Recommendation Statement are available for free on the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by Cott are available free of charge under the heading of the Investor Relations section of Cott’s website at www.cott.com/investor-relations/. Copies of the documents filed with the SEC by Primo are available free of charge under the SEC filings heading of the Investors section of Primo’s website at http://ir.primowater.com/.

Safe Harbor Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements involve inherent risks and uncertainties and you are cautioned that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statement. These statements can otherwise be identified by the use of words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “feel,” “forecast,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “would,” “will,” and similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The forward-looking statements contained in this communication include, but are not limited to, statements related to Cott’s and Primo’s plans, objectives, expectations and intentions with respect to the proposed transaction and the combined company, the anticipated timing of the proposed transaction, and the potential impact the transaction will have on Primo or Cott and other matters related to either or both of them. The forward-looking statements are based on assumptions regarding current plans and estimates of management of Cott and Primo. Such management believes these assumptions to be reasonable, but there is no assurance that they will prove to be accurate.

Factors that could cause actual results to differ materially from those described in this communication include, among others: changes in expectations as to the closing of the transaction including timing and changes in the method of financing the transaction; the satisfaction of the conditions precedent to the consummation of the proposed transaction (including a sufficient number of Primo shares being validly tendered into the exchange offer to meet the minimum condition), the risk of litigation and regulatory action related to the proposed transactions, expected synergies and cost savings are not achieved or achieved at a slower pace than expected; integration problems, delays or other related costs; retention of customers and suppliers; and unanticipated changes in laws, regulations, or other industry standards affecting the companies; and other risks and important factors contained and identified in Cott’s and Primo’s filings with the SEC, including their respective Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K.

The foregoing list of factors is not exhaustive. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Readers are urged to carefully review and consider the various disclosures, including but not limited to risk factors contained in Cott’s and Primo’s Annual Reports on Form 10-K and its quarterly reports on Form 10-Q, as well as other filings with the SEC. Forward-looking statements reflect the analysis of management of Cott and Primo as of the date of this communication. Neither Cott nor Primo undertakes to update or revise any of these statements in light of new information or future events, except as expressly required by applicable law.

Use of Non-U.S. GAAP Financial Measures

To supplement its financial statements, the Company provides investors with information related to adjusted EBITDA, adjusted net sales and adjusted net sales for Refill, which are not financial measures calculated in accordance with generally accepted accounting principles in the United States (“U.S. GAAP”). Adjusted EBITDA is calculated as net (loss) income before depreciation and amortization; interest expense, net; income tax benefit; non-cash, stock-based compensation expense; special items; and impairment charges and other. Adjusted net sales is calculated as total net sales less net sales related to the ice assets sold in June 2019. Adjusted net sales for Refill is calculated as Refill segment net sales less net sales related to the ice assets sold in June 2019. The Company believes these non-U.S. GAAP financial measures provide useful information to management, investors and financial analysts regarding certain financial and business trends relating to the Company’s financial condition and results of operations. Management uses these non-U.S. GAAP financial measures to compare the Company’s performance to that of prior periods for trend analyses and planning purposes. These non-U.S. GAAP financial measures are also presented to the Company’s Board of Directors and adjusted EBITDA is used in its credit agreements.

Non-U.S. GAAP measures should not be considered a substitute for, or superior to, financial measures calculated in accordance with U.S. GAAP. These non-U.S. GAAP measures exclude significant expenses that are required by U.S. GAAP to be recorded in the Company’s financial statements and are subject to inherent limitations.

Non-GAAP EBITDA and Adjusted EBITDA Reconciliation

(Unaudited; in thousands)

	Three Months Ended December 31,		Years Ended December 31,
	2019	2018	2019	2018
Net income (loss)	$470	$1,730	$2,692	$(54,847)
Depreciation and amortization	7,969	6,197	29,468	24,562
Interest expense, net	1,922	2,508	10,603	21,417
Income tax benefit	—	—	—	(8,907)

EBITDA	10,361	10,435	42,763	(17,775)
Non-cash stock-based compensation expense	207	973	3,686	3,683
Special items	1,370	136	3,611	762
Impairment charges and other	842	264	1,246	68,708

Adjusted EBITDA	$12,780	$11,808	$51,306	$55,378

Non-GAAP Adjusted Net Sales

(Unaudited; in thousands)

	Three Months Ended December 31,		Years Ended December 31,
	2019	2018	2019	2018
Net sales	$80,398	$70,881	$316,672	$302,112
Less: Ice net sales	—	1,238	2,654	7,791

Adjusted net sales	$80,398	$69,643	$314,018	$294,321

Non-GAAP Adjusted Net Sales, Refill Segment

(Unaudited; in thousands)

	Three Months Ended December 31,		Years Ended December 31,
	2019	2018	2019	2018
Refill segment net sales	$40,761	$40,454	$165,837	$174,996
Less: Ice net sales	—	1,238	2,654	7,791

Adjusted net sales for Refill	$40,761	$39,216	$163,183	$167,205

The information in this Current Report on Form 8-K is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Primo Water Corporation

Date: February 20, 2020	By:	/s/ David J. Mills
	Name:	David J. Mills
	Title:	Chief Financial Officer